Exhibit 99.2


                                                                          3 of 8

SYNOVUS

INCOME STATEMENT
(In thousands, except per share data)


                                                                                Nine Months Ended
                                                                                  September 30,
                                                            ---------------------------------------------------
                                                              2003                    2002               Change
                                                            ----------             ----------            ------

Interest Income (Taxable Equivalent)                        $  802,301                791,289               1.4 %
Interest Expense                                               231,114                254,997              (9.4)
                                                            ----------             ----------             -----

Net Interest Income (Taxable Equivalent)                       571,187                536,292               6.5
Tax Equivalent Adjustment                                        5,554                  5,395               2.9
                                                            ----------             ----------             -----

Net Interest Income                                            565,633                530,897               6.5
Provision for Loan Losses                                       51,977                 49,497               5.0
                                                            ----------             ----------             -----

Net Interest Income After Provision                            513,656                481,400               6.7
                                                            ----------             ----------             -----

Non-Interest Income:
  Electronic Payment Processing Services                       519,906                450,970              15.3
  Other Transaction Processing Services Revenue                 81,735                 81,097               0.8
  Service Charges on Deposits                                   77,877                 69,512              12.0
  Fees For Trust Services                                       21,925                 21,295               3.0
  Brokerage Revenue                                             15,108                 13,605              11.0
  Mortgage Banking Income                                       51,991                 27,986              85.8
  Credit Card Fees                                              19,117                 16,609              15.1
  Securities Gains (Losses)                                      1,336                  2,606             (48.7)
  Other Fee Income                                              17,335                 14,792              17.2
  Other Non-Interest Income                                     38,557                 36,668               5.2
                                                              ----------             ----------             -----

Non-Interest Income before Reimbursable Items
 and Impairment Loss on Private Equity Investment              844,887                735,140              14.9
  Reimbursable Items                                           168,852                173,495              (2.7)
  Impairment Loss on Private Equity Investment                      --                 (8,355)              N/A
                                                            ----------             ----------             -----

Total Non-Interest Income                                    1,013,739                900,280              12.6
                                                            ----------             ----------             -----

Non-Interest Expense:
  Personnel Expense                                            505,091                443,839              13.8
  Occupancy & Equipment Expense                                208,872                181,833              14.9
  Other Non-Interest Expense                                   174,538                159,018               9.8
                                                            ----------             ----------             -----

Non-Interest Expense before Reimbursable Items                 888,501                784,690              13.2
  Reimbursable Items                                           168,852                173,495              (2.7)
                                                            ----------             ----------             -----

Total Non-Interest Expense                                   1,057,353                958,185              10.3
                                                            ----------             ----------             -----

Minority Interest in Consolidated Subsidiaries                  19,453                 16,967              14.7
Income Before Taxes                                            450,589                406,528              10.8
Income Tax Expense                                             164,303                145,609              12.8
                                                            ----------             ----------             -----

Net Income                                                  $  286,286                260,919               9.7
                                                            ==========             ==========             =====


Basic Earnings Per Share                                          0.95                   0.88               7.7
Diluted Earnings Per Share                                        0.94                   0.87               8.4
Dividends Declared Per Share                                      0.50                   0.44              11.9

Return on Assets                                                  1.89%                  2.05               (16)bp
Return on Equity                                                 17.80                  19.34              (154)
Average Shares Outstanding - Basic                             302,067                296,387               1.9%
Average Shares Outstanding - Diluted                           304,574                300,816               1.2

bp - change is measured as difference in basis points.

                                                                          4 of 8
SYNOVUS

INCOME STATEMENT
(In thousands, except per share data)


                                                                      2003                           2002            3rd Quarter
                                                      -------------------------------------------------------------  -----------
                                                       Third         Second       First        Fourth       Third    '03 vs. '02
                                                       Quarter       Quarter      Quarter      Quarter      Quarter    Change
                                                      --------      --------     --------     --------     --------  -----------

Interest Income (Taxable Equivalent)                  $268,079       272,595      261,627      271,016      270,997     (1.1)%
Interest Expense                                        73,135        79,805       78,174       82,539       86,205    (15.2)
                                                      --------      --------     --------     --------     --------     ----

Net Interest Income (Taxable Equivalent)               194,944       192,790      183,453      188,477      184,792      5.5
Tax Equivalent Adjustment                                1,831         1,853        1,870        1,870        1,853     (1.2)
                                                      --------      --------     --------     --------     --------     ----

Net Interest Income                                    193,113       190,937      181,583      186,607      182,939      5.6
Provision for Loan Losses                               15,108        16,565       20,304       15,830       16,410     (7.9)
                                                      --------      --------     --------     --------     --------     ----

Net Interest Income After Provision                    178,005       174,372      161,279      170,777      166,529      6.9
                                                      --------      --------     --------     --------     --------     ----

Non-Interest Income:
  Electronic Payment Processing Services               177,580       175,698      166,628      161,845      156,470     13.5
  Other Transaction Processing Services Revenue         30,927        25,755       25,053       24,990       25,451     21.5
  Service Charges on Deposits                           26,710        26,484       24,683       24,457       24,281     10.0
  Fees For Trust Services                                7,189         8,084        6,652        6,774        6,928      3.8
  Brokerage Revenue                                      5,338         4,833        4,937        5,235        4,372     22.1
  Mortgage Banking Income                               18,021        18,282       15,688       13,337       10,793     67.0
  Credit Card Fees                                       7,110         6,297        5,710        5,860        6,010     18.3
  Securities Gains (Losses)                                755           521           60           32          717      5.3
  Other Fee Income                                       6,039         5,571        5,725        5,702        5,254     14.9
  Other Non-Interest Income                             11,776        15,136       11,645       28,708       14,796    (20.4)
                                                      --------      --------     --------     --------     --------     ----

Non-Interest Income before Reimbursable Items          291,445       286,661      266,781      276,940      255,072     14.3
  Reimbursable Items                                    55,740        54,638       58,474       57,604       56,473     (1.3)
                                                      --------      --------     --------     --------     --------     ----

Total Non-Interest Income                              347,185       341,299      325,255      334,544      311,545     11.4
                                                      --------      --------     --------     --------     --------     ----

Non-Interest Expense:
  Personnel Expense                                    171,525       174,925      158,641      164,026      162,209      5.7
  Occupancy & Equipment Expense                         70,289        69,046       69,537       62,343       62,327     12.8
  Other Non-Interest Expense                            63,134        58,065       53,339       57,314       46,956     34.5
                                                      --------      --------     --------     --------     --------     ----

Non-Interest Expense before Reimbursable Items         304,948       302,036      281,517      283,683      271,492     12.3
  Reimbursable Items                                    55,740        54,638       58,474       57,604       56,473     (1.3)
                                                      --------      --------     --------     --------     --------     ----

Total Non-Interest Expense                             360,688       356,674      339,991      341,287      327,965     10.0
                                                      --------      --------     --------     --------     --------     ----

Minority Interest in Consolidated Subsidiaries           6,780         6,529        6,144        6,682        6,254      8.4
Income Before Taxes                                    157,722       152,468      140,399      157,352      143,855      9.6
Income Tax Expense                                      57,722        56,101       50,480       52,924       51,583     11.9
                                                      --------      --------     --------     --------     --------     ----

Net Income                                            $100,000        96,367       89,919      104,428       92,272      8.4
                                                      ========      ========     ========     ========     ========     ====


Basic Earnings Per Share                                  0.33          0.32         0.30         0.35         0.31      7.4
Diluted Earnings Per Share                                0.33          0.32         0.30         0.35         0.31      7.5
Dividends Declared Per Share                              0.17          0.17         0.17         0.15         0.15     11.9

Return on Assets                                          1.91%         1.88         1.89         2.23         2.06      (15)bp
Return on Equity                                         18.32         17.81        17.26        20.64        19.12      (80)
Average Shares Outstanding - Basic                     301,366       302,776      302,067      300,108      298,564      0.9%
Average Shares Outstanding - Diluted                   304,514       305,015      304,002      302,330      301,986      0.8

bp - change is measured as difference in basis points.

                                                                          5 of 8

SYNOVUS


BALANCE SHEET
(In thousands, except share data)


                                                              ------------------       -----------------        ------------------
                                                              September 30, 2003       December 31, 2002        September 30, 2002
                                                              ------------------       -----------------        ------------------

ASSETS
Cash and due from banks                                       $       706,029                  741,092                  651,852
Interest earning deposits with banks                                    4,426                    5,055                    3,971
Federal funds sold and securities purchased
  under resale agreements                                             138,448                   92,709                   97,676
Mortgage loans held for sale                                          238,986                  245,858                  237,624
Investment securities available for sale                            2,431,951                2,237,725                2,162,135
Loans, net of unearned income                                      15,918,573               14,463,909               14,058,387
Allowance for loan losses                                            (223,461)                (199,841)                (194,005)
                                                                 ------------             ------------             ------------

    Loans, net                                                     15,695,112               14,264,068               13,864,382
                                                                 ------------             ------------             ------------


Premises and equipment, net                                           776,848                  616,355                  605,400
Contract acquisition costs and computer software, net                 340,078                  324,026                  304,196
Goodwill, net                                                         248,870                   99,108                   42,490
Other intangible assets, net                                           38,992                   19,398                   79,389
Other assets                                                          403,654                  390,852                  461,100
                                                                 ------------             ------------             ------------

    Total assets                                              $    21,023,394               19,036,246               18,510,215
                                                                 ============             ============             ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Deposits:
    Non-interest bearing                                      $     2,800,637                2,303,375                2,204,906
    Interest bearing                                               12,723,450               11,625,459               11,439,551
                                                                 ------------             ------------             ------------

    Total deposits                                                 15,524,087               13,928,834               13,644,457
Federal funds purchased and securities sold
  under repurchase agreements                                       1,115,984                1,275,084                1,114,705
Long-term debt                                                      1,684,798                1,336,200                1,294,091
Billings in excess of cost on uncompleted contracts                    24,074                       --                       --
Other liabilities                                                     365,213                  338,176                  382,834
                                                                 ------------             ------------             ------------

    Total liabilities                                              18,714,156               16,878,294               16,436,087
                                                                 ------------             ------------             ------------

Minority interest in consolidated subsidiaries                        133,432                  117,099                  114,874

  Shareholders' equity:
  Common stock, par value $1.00 a share (1)                           307,055                  300,573                  299,879
  Surplus                                                             422,615                  305,718                  284,674
  Treasury stock (2)                                                 (112,738)                  (1,285)                  (1,285)
  Unearned compensation                                                  (306)                    (146)                    (168)
  Accumulated other comprehensive income                               32,873                   46,113                   46,341
  Retained earnings                                                 1,526,307                1,389,880                1,329,813
                                                                 ------------             ------------             ------------

    Total shareholders' equity                                      2,175,806                2,040,853                1,959,254
                                                                 ------------             ------------             ------------

    Total liabilities and shareholders' equity                $    21,023,394               19,036,246               18,510,215
                                                                 ============             ============             ============


(1)      Common shares outstanding: 301,441,645; 300,397,763; and 299,703,639 at September 30, 2003, December 31, 2002, and September 30, 2002, respectively.

(2) Treasury shares: 5,612,964 at September 30, 2003 and 175,264 at December 31, 2002 and September 30, 2002, respectively.

                                                                          6 of 8

SYNOVUS

AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)


                                                               2003                                           2002
                                         -------------------------------------------------------------------------------------
                                            Third              Second             First             Fourth             Third
                                           Quarter             Quarter           Quarter            Quarter           Quarter
                                         ------------         ----------        ----------        ----------        ----------

Interest Earning Assets
-----------------------

Taxable Investment Securities            $  2,067,538          2,042,255         1,950,469         1,858,539         1,839,291
        Yield                                    3.73%              4.15              4.66              5.16              5.60

Tax-Exempt Investment Securities         $    233,198            239,136           235,895           236,213           232,633
        Yield                                    7.13%              7.11              7.40              7.39              7.36

Commercial Loans                         $ 13,081,909         12,934,397        12,201,561        11,553,371        10,920,539
        Yield                                    5.84%              6.03              6.09              6.41              6.65

Consumer Loans                           $  1,068,485          1,102,649         1,122,468         1,186,842         1,219,363
        Yield                                    8.29%              8.43              8.37              8.58              8.85

Mortgage Loans                           $    810,525            809,684           806,323           827,281           852,940
        Yield                                    6.21%              6.39              6.55              6.74              6.98

Credit Card Loans                        $    229,271            228,463           234,667           230,120           225,366
        Yield                                    9.04%              9.17              9.22              9.85             10.27

Home Equity Loans                        $    619,826            586,162           535,960           491,003           438,069
        Yield                                    4.58%              4.76              4.81              5.08              5.31

Allowance for Loan Losses                $   (224,360)          (221,595)         (208,816)         (198,745)         (187,768)
                                         ------------         ----------        ----------        ----------        ----------

Loans, Net                               $ 15,585,656         15,439,760        14,692,163        14,089,872        13,468,509
        Yield                                    6.10%              6.30              6.38              6.71              6.98

Mortgage Loans Held for Sale             $    343,069            308,262           229,545           265,847           209,780
        Yield                                    5.04%              5.19              5.57              5.81              6.39

Federal Funds Sold                       $    109,652            126,033            98,009            89,806            72,161
        Yield                                    1.31%              1.40              1.65              1.78              2.01

Time Deposits with Banks                 $      4,500              4,492             4,642             4,110             4,122
        Yield                                    0.47%              0.62              0.70              1.02              1.26

Total Interest Earning Assets            $ 18,343,613         18,159,938        17,210,723        16,544,387        15,826,496
        Yield                                    5.80%              6.02              6.15              6.51              6.80

Interest Bearing Liabilities
----------------------------

Time Deposits Over $100,000              $  3,471,693          3,553,764         3,322,485         3,202,688         3,109,639
        Rate                                     2.67%              2.82              2.99              3.21              3.41

Time Deposits Under $100,000             $  2,407,719          2,481,680         2,397,058         2,403,692         2,425,038
        Rate                                     2.51%              2.70              2.97              3.18              3.39

Other Interest Bearing Deposits          $  6,873,110          6,679,868         6,174,605         5,940,073         5,608,037
        Rate                                     0.80%              0.99              1.03              1.19              1.37

Federal Funds Purchased and Other
   Short-Term Borrowings                 $  1,020,042            987,860         1,221,637         1,162,710         1,040,793
        Rate                                     0.97%              1.13              1.23              1.47              1.67

Long-Term Debt                           $  1,698,311          1,770,532         1,511,398         1,286,049         1,232,646
        Rate                                     4.17%              4.23              4.43              4.62              4.76

Total Interest Bearing Liabilities       $ 15,470,875         15,473,704        14,627,183        13,995,212        13,416,153
        Rate                                     1.87%              2.06              2.16              2.34              2.54

Non-Interest Bearing Demand Deposits     $  2,669,500          2,435,395         2,178,503         2,115,910         2,031,031
Shareholders' Equity                     $  2,165,657          2,170,881         2,112,620         2,007,679         1,914,915
Total Assets                             $ 20,760,836         20,513,161        19,326,396        18,542,637        17,743,648

Spread                                           3.93%              3.95              3.99              4.17              4.25
Net Interest Margin                              4.22%              4.25              4.31              4.53              4.64

                                                                          7 of 8

 Synovus

    LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
    (Dollars in thousands)

                                                                                         September 30, 2003
                                                  ----------------------------------------------------------------------------------
                                                                             Loans as a %              Total              Total %
                                                                            of Total Loans         Nonperforming       Nonperforming
                         Loan Type                    Total Loans             Outstanding              Loans               Loans
    -------------------------------------------   ----------------------- ------------------  --------------------- ----------------
       Multi-Family                               $              439,684               2.8%   $         4,348                4.6%
       Hotels                                                    655,904               4.1              7,938                8.5
       Office Buildings                                          654,849               4.1              1,545                1.7
       Shopping Centers                                          511,322               3.2                850                0.9
       Commercial Development                                    441,494               2.8             11,674               12.5
                                                  ----------------------- ------------------  ----------------      --------------
    Investment Properties                                      2,703,253              17.0             26,355               28.1

       1-4 Family Construction                                   784,272               4.8              2,242                2.4
       1-4 Family Perm / Mini-Perm                               650,246               4.1              3,117                3.3
       Residential Development                                   747,094               4.7              1,742                1.9
                                                  ----------------------- ------------------  ----------------      --------------
    1-4 Family Properties                                      2,181,612              13.6              7,101                7.6

    Land Acquisition                                             629,931               4.0                209                0.2
                                                  ----------------------- ------------------  ----------------      --------------
    Total Investment-Related R/E                               5,514,796              34.6             33,665               35.9

       Owner-Occupied                                          1,856,783              11.7              4,960                5.3
       Other Property                                          1,235,365               7.8              3,724                4.0
                                                  ----------------------- ------------------  ----------------      --------------
    Total Commercial Real Estate                               8,606,944              54.1             42,349               45.2

    Commercial & Industrial Loans                              4,582,781              28.8             43,776               46.8

    Consumer Loans                                             2,758,284              17.3              7,508                8.0

    Unearned Income                                             (29,436)              (0.2)
                                                  ----------------------- ------------------  ----------------      --------------

             Total Loans                          $           15,918,573             100.0%   $        93,633              100.0%
                                                  ======================= ==================  ================      ==============


                                                                          8 of 8

SYNOVUS


CREDIT QUALITY DATA
(Dollars in thousands)


                                                                  2003                              2002            3rd Quarter
                                                  ---------------------------------------------------------------   -----------
                                                   Third         Second         First        Fourth        Third    '03 vs. '02
                                                   Quarter       Quarter       Quarter       Quarter      Quarter      Change
                                                  --------       -------       -------       -------      -------   -----------

Nonperforming Loans                              $  93,633        86,440        79,718        66,736        57,069      64.1%
Other Real Estate                                   22,842        29,709        31,991        26,517        25,860     (11.7)
Nonperforming Assets                               116,475       116,149       111,709        93,253        82,929      40.5
Allowance for Loan Losses                          223,461       220,978       216,989       199,841       194,005      15.2

Net Charge-Offs - Quarter                           12,626        12,577        13,689         9,804        10,884      16.0
Net Charge-Offs - YTD                               38,891        26,266        13,689        44,223        34,419      13.0
Net Charge-Offs/Average Loans - Quarter               0.32          0.32          0.37          0.27          0.32
Net Charge-Offs/Average Loans - YTD                   0.34          0.34          0.37          0.33          0.35

Nonperforming Loans/Loans & ORE                       0.59          0.55          0.51          0.46          0.41
Nonperforming Assets/Loans & ORE                      0.73          0.73          0.72          0.64          0.59
Allowance/Loans                                       1.40          1.40          1.40          1.38          1.38

Allowance/Nonperforming Loans                       238.66        255.64        272.20        299.45        339.95
Allowance/Nonperforming Assets                      191.85        190.25        194.25        214.30        233.94

Past Due Loans over 90 days                         23,254        31,675        24,771        30,192        26,632
As a Percentage of Loans Outstanding                  0.15          0.20          0.16          0.21          0.19

Total Past Dues                                    111,269       146,197       160,151       102,105       122,640
As a Percentage of Loans Outstanding                  0.70          0.92          1.03          0.70          0.87



----------------------------------------------------------------------------------------------------------------------------
REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
                                                     ------------------------   -------------------   ----------------------
                                                          September 30, 2003     December 31, 2002       September 30, 2002
                                                     ------------------------   -------------------   ----------------------
Tier 1 Capital                                        $            2,011,816             1,994,654                1,902,597
Total Risk-Based Capital                                           2,535,277             2,195,652                2,105,610
Tier 1 Capital Ratio                                                   10.30  %              11.38                    11.31
Total Risk-Based Capital Ratio                                         12.97                 12.53                    12.52
Leverage Ratio                                                          9.84                 10.86                    10.84

(1) September 30, 2003 information is preliminary.
----------------------------------------------------------------------------------------------------------------------------
